                                                                   Annual Report
                                                                January 31, 2000

                                   [PICTURE]



                          [LOGO OF ITALY FUND, INC.]

                                    [LOGO]


Dear Fellow Shareholder:

Un anno buono! -- A good year! -- summarizes the operating results and stock performance of The Italy Fund Inc. ("Fund") during the fiscal year ended January 31, 2000. So it is with great pleasure that we provide you with this annual report and review of operations as well as the portfolio of holdings for the Fund for the fiscal year ended January 31, 2000.

Andamento -- Performance
The Fund provided stockholders with another year of strong performance returns, handsomely outdistancing the returns of the major market indices representing the Italian stock market. For the fiscal year ended January 31, 2000, the Fund provided stockholders with a return of 35.61% on their investment (based on market value). The Fund's market price rose to $16.69 per share on January
31, 2000 from $14.94 on January 31, 1999 and the Fund paid $3.18 per share in total distributions.

This strong performance was earned in a stock market that did not readily offer high returns. For example, during this same twelve-month period, the BCI General Index, composed of 296 companies trading on the Milan Stock Exchange, had a total return of 2.92%. In comparison, the Milan MIBtel 30 Index* returned
3.05% and the widely followed Morgan Stanley Capital International Italy Index ("MSCI Italy")** returned a negative 0.16% for the same time period. Later on in this letter we review some of the reasons for the Fund's extraordinary performance in comparison to the overall Italian market and also walk through some of the factors affecting the Italian economy and its borsa (stock market).

First, however, we want to take a moment to review the longer-term performance of the Fund. For the three and five-year periods ended January 31, 2000, the Fund has provided investors with similarly strong results. The average annual returns for the three- and five-year periods ended January 31, 2000 were 27.89% and 20.07%, respectively (based on market value). In comparison, the MSCI Italy returned 20.91% and 15.81%,respectively, for the same time periods.

----------
* The Milan MIBtel 30 Index is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange which account for 70% of the exchange's total market cap.

**   The MSCI Italy is comprised of 50 companies traded on the Milan Stock
     Exchange.

                                    [LOGO]

We are also pleased to report that the Fund has earned an overall four-star rating from Morningstar, Inc. It earned a four-star rating for the three-year period, a four-star rating for the five-year period and a three-star rating for the ten-year period ended January 31, 2000.***

During the past fiscal year the Fund continued to repurchase shares of its common stock on the New York Stock Exchange and subsequently retire them. This repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also benefiting long-term shareholders by substantially increasing the Fund's net asset value ("NAV"). Since the repurchase plan began in October 1998, the Fund has repurchased and retired 1,150,375 shares at a cost of over $17 million. This represents 12.1% of the shares originally issued, and has increased the portfolio's NAV by 34.0 cents per share. In an effort to substantially decrease the discount to NAV, it is the Fund's Board of Directors and management's current intention to continue its active share repurchase program. While these things are difficult to measure, we believe that the share buy back program has had, to date, a measurable impact on reducing the discount. There can be no assurance that the Board of Directors will continue this program.

La Borsa e l'Economia Italiano -- The Stock Market and the Italian Economy
In 1999, Italy underperformed most other European stock markets. Its performance was like that of the Italian economy -- sluggish and hobbled by depressed consumption and capital spending. The primary reason for this unremarkable performance is that the Italian stock market is more sensitive to interest rates than other European bourses. The rise in interest rates during the last 13 months negatively affected the financial stocks and led them to underperform. Financial stocks, unfortunately, account for more than 40% of the total capitalization of the Italian stock market. Disappointment over the Bank of Italy's decision to block several corporate deals caused the banking sector to also perform poorly. Finally, the cyclical industrial sector -- which performed nicely in other European markets -- failed to rally in Italy.

----------
*** Morningstar, Inc. proprietary ratings reflect historical risk adjusted performance as of January 31, 2000. Ratings are load-adjusted,updated monthly and subject to change. Morningstar ratings are calculated from each fund's three, five and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustment and a risk factor that reflects fund performance below 90-day T-bill returns. The highest Morningstar rating is five stars; the lowest is one star. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the next 10% receive one star.For the three-, five- and ten-year period, there were 70, 68 and 25 funds respectively, in the International Equity class.

                                    [LOGO]

La Nostra Strategia -- Our Strategy
Given this rather disappointing review of the Italian stock market and the returns of the major Italian stock indices, investors may very well wonder if we as portfolio managers resorted to alchemy or won the favor of Mercury, the Roman god of merchants as well as messenger to the gods, to produce a total return on NAV of 29.10% for the 12 months ended January 31, 2000. The answer is neither. We attribute the superb performance for investors to two factors: our stock selection process and the closed-end structure of the fund that supports it.

We take a 'bottom-up' approach to stock selection, meaning that we look for solid companies with strong growth prospects rather than trying to define specific economic or market trends. Our belief is that good companies come in many different shapes and sizes, and should thrive over the long term regardless of the latest financial trend. The closed-end structure of the Fund allows us to purchase smaller companies ("small capitalization") and private placements that are generally less liquid than larger companies but offer greater long-term growth potential. Of the 27 stocks in the portfolio, 11 are small cap names --or at least started out that way.

Three small-cap stocks that contributed positively to the Fund's recent performance are Tiscali, Autogrill, and Buffetti:

 .    Tiscali is Italy's first Internet service provider. We purchased 10,000 shares during the initial public offering (IPO) at a price of 46 euros per share and bought another 15,000 shares in the aftermarket. After taking some partial profits during the past year when the stock reached 140 euros per share, the price of our remaining 15,000 shares has soared to 870 euros per share.

 .    Autogrill is a familiar name to anyone who has driven on the roads of
     Italy. It is Europe's largest modern retail catering group and operator of quick-service restaurants, including mid-priced Autogrill, high-end Ciao, and Spizzico (pizza) eateries. Its original cost was 1.7 euros per share, and it recently traded at 10.53 euros per share.

 .    Buffetti, the Italian market leader in office products and services, has doubled in price during the last three months.

Since we reported to you last quarter, we reduced our positions in Telecom Italia, TIM and ENI. Telecom Italia (TI) provides fixed and mobile telephone telecommunication services while TIM offers a complete range of cellular services; ENI is an integrated energy company. The prices of TI and TIM doubled during the last three months,and despite the reductions in TI and TIM, the Fund remains well positioned with 33.40% of the portfolio invested in the telecommunications sector. We also switched 400,000 shares of TI into one million shares of Tecnost, which owns 55% of TI, as this holding company has more financial leverage and is selling at a discount to its TI holdings.

The Fund also has a large allocation of its portfolio in the banking industry. We added 500,000 shares to the position in Banca Fideuram and sold BNL, Banco Popolari di

                                    [LOGO]

Bergamo, Banco Popolari di Lodi, San Paolo--IMI, and Monte Dei Paschi di Siena. After its stock price advanced by 75% during this fiscal quarter, Banco Fideuram represented 8% of the portfolio. Although we eliminated many banks from the portfolio, we believe that Banco Fideuram has some superior characteristics. It is a pure play on Italy's increasing demand for personal financial services; its funds under management are projected to double by 2001; and it has a sharper focus on equities, which is important in Italy's declining bond market.

Uno Sguardo al Futuro -- A Look at the Future
While we remain very optimistic about the opportunities in the Italian stock market we do not consider the past year to be a predictor of its future. However, Italian stock valuations continue to be less expensive than in the rest of Europe; Italy is currently selling at 10.2 times year 2000 price/cash flow, while Europe is at 12.8 times and the U.S. at 16.4 times times 2000 price/cash flow. Based on price/book valuations, Italy is also much cheaper, at 3.1 times versus 3.5 times in Europe. Also, due to restructuring and a lower tax rate (IRAP effect), we anticipate corporate profits to grow by about 25% and 17% in 2000 and 2001, respectively. This is well above the corporate profits of other European countries.

In addition to the relative undervaluation and underperformance of its stock market versus the European markets during the last ten years, there are many changes currently taking place in Italy that cause us to remain bullish on investing in Italy. We believe that the Italian equity market is in a secular bull trend, further propelled by the switch by private investors from fixed income to equity mutual funds.

In conclusion, we look forward to what we believe will be another year of positive performance returns from The Italy Fund Inc. and we thank you for your continued confidence. We look forward to serving your investment needs in the new millennium.

Sincerely,


/s/  Heath B. McLendon                   /s/  Mario d' Urso
----------------------                   ------------------
Heath B. McLendon                        Mario d'Urso
Chairman                                 President


/s/  Rein W. van der Does
-------------------------
Rein W. van der Does
Vice President and Investment Officer

March 15,2000

                                    [LOGO]

The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
January 31, 2000 (unaudited)

Telecommunications -
 Wireless                                  14.7%
Utilities                                   0.3%
Automotive                                  3.4%
Banking                                    21.4%
Telecommunications -
 Telephone                                 18.7%
Retail                                      4.9%
Miscellaneous                               0.1%
Publishing                                  4.9%
Insurance                                  11.4%
Broadcasting                                3.1%
Construction                                1.6%
Consumer Cyclical Textiles                  2.7%
Consumer Staples - Food                     3.6%
Consumer Staples - Retail                   1.7%
Energy Exploration                          1.8%
Energy - International                      4.8%
Engineering                                 0.9%



BCI Index Sectorial Structure
--------------------------------------------------------------------------------
January 31, 2000 (unaudited)

Miscellaneous                                  1.4%
Textiles                                       1.4%
Automotive                                     3.1%
Banking                                       22.6%
Telecommunications                            42.7%
Paper & Printing                               6.4%
Insurance                                      9.7%
Construction                                   1.1%
Consumer Products                              5.8%
Energy                                         4.8%
Engineering                                    0.5%
Food                                           1.8%

*    As a percentage of total investments.

                                    [LOGO]

The Italy Fund Inc.
Schedule of Investments as of January 31, 2000
--------------------------------------------------------------------------------

    Shares                             Security                         Value
--------------------------------------------------------------------------------
COMMON STOCK -- 100%

Automotive -- 3.4%
   331,250            Brembo S.p.A. ............................... $ 3,237,699
   800,000            Ducati Motor Holding S.p.A.# ................   2,030,369
                                                                    -----------
                                                                      5,268,068
                                                                    -----------
Banking -- 21.4%
 1,300,000            Banca Fideuram S.p.A.@ ......................  12,862,887
   150,000            BIPOP - Carire S.p.A.@ ......................  12,706,442
   100,000            Banca Popolare Commercio e Industria@ .......   2,928,342
   700,000            Banca Popolare di Milano ....................   4,925,642
                                                                    -----------
                                                                     33,423,313
                                                                    -----------
Broadcasting -- 3.1%
   300,000            Mediaset S.p.A.@ ............................   4,747,085
                                                                    -----------
Construction -- 1.6%
   600,000            Buzzi Unicem S.p.A.di Risp NC++ .............   2,547,746
                                                                    -----------
Consumer Cyclical Textiles -- 2.7%
    40,000            Gucci Group N.V.-- NY Registered Shares .....   4,272,500
                                                                    -----------
Consumer Staples - Food -- 3.6%
   544,027            Autogrill S.p.A.@ ...........................   5,605,914
                                                                    -----------
Consumer Staples - Retail -- 1.7%
   140,000            Industrie Natuzzi S.p.A.ADR .................   1,557,500
   260,000            Recordati S.p.A.di Risp NC++ ................   1,098,936
                                                                    -----------
                                                                      2,656,436
                                                                    -----------
Energy Exploration -- 1.8%
   800,000            Saipem S.p.A. ...............................   2,738,729
                                                                    -----------
Energy - International -- 4.8%
 1,600,000            ENI S.p.A.@. ................................   7,546,963
                                                                    -----------
Engineering -- 0.9%
   180,000            Danieli & Co. ...............................     809,760
   266,750            Danieli & Co.di Risp NC++. ..................     573,650
                                                                    -----------
                                                                      1,383,410
                                                                    -----------



See Notes to Financial Statements.

                                    [LOGO]

The Italy Fund Inc.
Schedule of Investments as of January 31, 2000 (continued)
--------------------------------------------------------------------------------

         Shares                        Security                         Value
--------------------------------------------------------------------------------
Insurance -- 11.4%
   494,999            Alleanza Assicurazioni S.p.A.@ ..............$  4,724,884
   350,000            Assicurazioni Generali S.p.A.@ ..............   9,851,969
   500,000            Bayerische Vita S.p.A. ......................   3,267,846
                                                                   ------------
                                                                     17,844,699
                                                                   ------------
Miscellaneous -- 0.1%
   850,000            Europa Investimenti#+ .......................     193,277
                                                                   ------------
Publishing -- 4.9%
   593,316            Gruppo Editoriale L'Espresso ................   7,623,783
                                                                   ------------
Retail -- 4.9%
   500,000            Buffetti S.p.A. .............................   7,602,145
                                                                   ------------
Telecommunications - Telephone -- 18.7%
 1,100,000            Telecom Italia S.p.A.@ ......................  17,915,036
 1,100,000            Telecom Italia S.p.A.di Risp NC@++ ..........   7,499,217
 1,000,000            Tecnost S.p.A.# .............................   3,684,643
                                                                   ------------
                                                                     29,098,896
                                                                   ------------
Telecommunications - Wireless -- 14.7%
 1,100,000            Telecom Italia Mobile S.p.A. ................  12,162,551
 1,000,000            Telecom Italia Mobile S.p.A.di Risp NC++ ....   3,985,011
    15,000            Tiscali S.p.A.@# ............................   6,816,541
                                                                   ------------
                                                                     22,964,103
                                                                   ------------
Utilities -- 0.3%
    25,000            ACEA S.p.A.# ................................     420,711
                                                                   ------------
                      TOTAL INVESTMENTS
                      AT VALUE -- 100%
                      (Cost-- $85,075,041*) .......................$155,937,778
                                                                   ============

@    All or a portion of this security is on loan (See Note 6).
#    Non-income producing security.
++   Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
+    Security restricted as to re-sale (See Note 4).
*    Aggregate cost for Federal income tax purposes is substantially the same.


See Notes to Financial Statements.

                                    [LOGO]

The Italy Fund Inc.
Statement of Assets and Liabilities
For the Year Ended January 31, 2000
-------------------------------------------------------------------------------

ASSETS:
Investments,at value (Cost-- $85,075,041) ........................ $155,937,778
Foreign currency,at value (Cost-- $1,988,948) ....................    1,940,839
Cash .............................................................      132,229
Collateral for securities on loan (Note 6) .......................   39,058,441
Receivable for securities sold ...................................    2,945,206
Dividends and interest receivable ................................       12,076
                                                                   ------------
Total Assets .....................................................  200,026,569
                                                                   ------------

LIABILITIES:
Payable for securities on loan (Note 6) ..........................   39,058,441
Management fees payable ..........................................      129,520
Accrued expenses .................................................      107,742
                                                                   ------------
Total Liabilities ................................................   39,295,703
                                                                   ------------
Total Net Assets ................................................. $160,730,866
                                                                   ============

NET ASSETS:
Par value of capital shares ...................................... $     83,527
Capital paid in excess of par value ..............................   94,837,883
Treasury stock,at cost (Note 7) ..................................  (17,073,459)
Undistributed net investment income ..............................    1,668,382
Accumulated net realized gain from security transactions .........   10,421,141
Net unrealized appreciation of investments and foreign currencies.   70,793,392
                                                                   ------------

Total Net Assets
(Equivalent to $19.24 a share on 8,352,714 shares of $0.01
par value outstanding; 20,000,000 shares authorized) ............. $160,730,866
                                                                   ============


See Notes to Financial Statements.

                                    [LOGO]

The Italy Fund Inc.
Statement of Operations
For the Year Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ........................................................  $ 3,135,978
Interest .........................................................      261,902
Less:Foreign withholding tax .....................................     (456,543)
                                                                    -----------
Total Investment Income ..........................................    2,941,337
                                                                    -----------

EXPENSES:
Management fees (Note 2) .........................................    1,472,338
Custody ..........................................................      123,001
Audit and legal ..................................................       89,000
Directors'fees ...................................................       87,301
Shareholder communications .......................................       56,500
Shareholder and system servicing fees ............................       48,000
Other ............................................................       16,029
                                                                    -----------
Total Expenses ...................................................    1,892,169
                                                                    -----------
Net Investment Income ............................................    1,049,168
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
   Security transactions (excluding short-term securities) .......   31,997,072
   Foreign currency transactions .................................     (348,368)
                                                                    -----------
Net Realized Gain ................................................   31,648,704
                                                                    -----------
Change in Net Unrealized Appreciation of Investments
and Foreign Currencies:
   Beginning of year .............................................   69,844,785
   End of year ...................................................   70,793,392
                                                                    -----------
Increase in Net Unrealized Appreciation ..........................      948,607
                                                                    -----------
Net Gain on Investments and Foreign Currencies ...................   32,597,311
                                                                    -----------
Increase in Net Assets From Operations ...........................  $33,646,479
                                                                    -----------


See Notes to Financial Statements.

                                    [LOGO]

The Italy Fund Inc.
Statements of Changes in Net Assets
For the Years Ended January 31,
--------------------------------------------------------------------------------
                                                      2000              1999
                                                      ----              ----
OPERATIONS:
Net investment income ........................  $   1,049,168     $     937,810
Net realized gains ...........................     31,648,704        16,172,261
Increase in net unrealized appreciation ......        948,607        20,528,139
                                                -------------     -------------
Increase in Net Assets From Operations .......     33,646,479        37,638,210
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................     (2,060,542)       (1,902,135)
Net realized gains ...........................    (24,858,556)       (2,370,825)
                                                -------------     -------------
Decrease in Net Assets From
   Distributions to Shareholders .............    (26,919,098)       (4,272,960)
                                                -------------     -------------

FUND SHARE TRANSACTIONS:
Treasury stock acquired ......................    (13,678,215)       (3,395,244)
                                                -------------     -------------
Decrease in Net Assets
   From Fund Share Transactions ..............    (13,678,215)       (3,395,244)
                                                -------------     -------------
Increase (Decrease) in Net Assets ............     (6,950,834)       29,970,006

NET ASSETS:
Beginning of year ............................    167,681,700       137,711,694
                                                -------------     -------------
End of year* .................................  $ 160,730,866     $ 167,681,700
                                                =============     =============

* Includes undistributed (overdistributed) net
  investment income of: ......................  $   1,668,382     $    (119,297)
                                                =============     =============


See Notes to Financial Statements.

                                    [LOGO]

The Italy Fund Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized

                                    [LOGO]

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc.("SSB"), another subsidiary of SSBH.

For the year ended January 31, 2000, SSB received no brokerage commissions.

3. Investments

During the year ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ........................................................  $42,381,948
                                                                    ===========
Sales ............................................................  $87,610,409
                                                                    ===========

At January 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ....................................  $75,476,833
Gross unrealized depreciation ....................................   (4,614,096)
                                                                    -----------
Net unrealized appreciation ......................................  $70,862,737
                                                                    ===========

[LOGO]

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                       Number of   Acquisition   1/31/00    Value Per  Percentage of
Security                Shares        Date     Fair Value     Unit       Net Assets      Cost
--------                ------        ----     ----------     ----       ----------      ----
Europa Investimenti     850,000      7/2/91     $193,277      $0.23         0.12%      $623,396

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition,the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

[LOGO]

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At January 31, 2000, the Fund had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for the Fund was $44,083,834.

At January 31, 2000, the cash collateral received for these securities on loan was invested as follows:

Security Description                                                    Value
------------------------------------------------------------------------------
Time Deposits:
  Banque Bruxelles Lambert London, 5.88% due 2/1/00               $ 1,803,801
  Canadian Imperial Bank, G.C., 5.84% due 2/1/00                    1,803,801
  Credit Agricole Indozuez, G.C., 5.88% due 2/1/00                  1,803,800
  Norwest Bank, Grand Cayman, 5.88% due 2/1/00                      1,803,800
  Sun Trust Bank, Atlanta, 5.88% due 2/1/00                         1,803,800
Commercial Paper:
  Market Street Funding, 5.87% due 2/1/00                           1,803,506
Repurchase Agreements:
  Bear Stearns, 5.84% due 2/1/00                                    6,313,302
  CS First Boston, 5.82% due 2/1/00                                 6,229,567
  J.P. Morgan Securities, 5.87% due 2/1/00                          7,846,532
  Morgan Stanley, 5.81% due 2/1/00                                  7,846,532
--------------------------------------------------------------------------------
Total                                                             $39,058,441
================================================================================

In addition to the above noted cash collateral, the Fund received securities collateral with a market value of $8,486,250.

Income earned by the Fund from securities loaned for the year ended January 31, 2000 was $256,200.

7. Capital Stock

At January 31, 2000, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. As of January 31, 2000, repurchased shares totalled 1,150,375.

[LOGO]

The Italy Fund Inc.
Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                    2000        1999        1998        1997       1996
-----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year ............   $  18.09    $  14.49    $  11.94    $   9.56    $  9.82
                                   --------    --------    --------    --------    -------
Income (Loss) From Operations:
  Net investment income ........       0.12        0.17        0.07        0.10       0.15
  Net realized and unrealized
   gain (loss) ..................      3.94        3.82        2.50        2.52      (0.39)
                                   --------    --------    --------    --------    -------
Total Income (Loss) From
  Operations ...................       4.06        3.99        2.57        2.62      (0.24)
                                   --------    --------    --------    --------    -------
Gains From Repurchase of
  Treasury Stock ...............       0.27        0.07          --          --         --
                                   --------    --------    --------    --------    -------
Less Distributions From:
  Net investment income ........      (0.24)      (0.20)      (0.02)      (0.24)     (0.02)
  Net realized gains ...........      (2.94)      (0.26)         --          --         --
                                   --------    --------    --------    --------    -------
Total Distributions ..........        (3.18)      (0.46)      (0.02)      (0.24)     (0.02)
                                   --------    --------    --------    --------    -------
Net Asset Value, End of Year ..    $  19.24    $  18.09    $  14.49    $  11.94    $  9.56
                                   ========    ========    ========    ========    =======
Market Value, End of Year .....    $ 16.688    $ 14.938    $ 12.125    $ 10.000    $ 8.250
                                   ========    ========    ========    ========    =======
Total Return, Based on
  Market Value* ................      35.61%      26.96%      21.53%      24.49%     (5.51)%
                                   ========    ========    ========    ========    =======
Total Return, Based on
  Net Asset Value* .............      29.10%      28.66%      21.59%      28.27%     (2.43)%
                                   ========    ========    ========    ========    =======
Net Assets, End of Year (000's)    $160,731    $167,682    $137,712    $113,433    $90,841
                                   ========    ========    ========    ========    =======
Ratios to Average Net Assets:
  Net investment income ........      0.68%       0.58%       0.61%       0.97%      1.12%
  Expenses (1) .................      1.23        1.22        1.29        1.42       1.42
Portfolio Turnover Rate ......          28%         22%         16%         47%        58%

----------
(1) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

[LOGO]

The Italy Fund Inc.
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of The Italy Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Italy Fund Inc. as of January 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Italy Fund Inc. as of January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                /s/ KPMG LLP

New York, New York
March 8, 2000

[LOGO]

The Italy Fund Inc.
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2000:

   . Total long-term capital gain distributions paid of $24,858,556.

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.4068 per share (representing a total of $3,397,880). The total amount of taxes paid by the Fund to such countries was $0.0547 per share (representing a total of $456,543).

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

[LOGO]

The Italy Fund Inc.
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                                   Net Increase
                                                                         Net Realized             (Decrease) in
                         Investment           Net Investment            and Unrealized              Net Assets
                        Income (Loss)          Income (Loss)             Gain (Loss)             From Operations
                        -------------          -------------             -----------             ---------------
                                  Per                                            Per                       Per
Quarter Ended         Total      Share     Total         Share        Total        Share        Total        Share
                      -----      -----     -----         -----        -----        -----        -----        -----
April 30, 1997.... $  106,945    $0.01    $ (238,794)   $(0.03)   $(11,469,551)   $(1.21)   $(11,708,345)   $(1.24)
July 31, 1997.....  1,945,510     0.20     1,591,023      0.17       8,346,576      0.88       9,937,599      1.05
October 31, 1997..     18,406     0.00      (364,305)    (0.04)      5,549,880      0.59       5,185,575      0.55
January 31, 1998..     79,657     0.01      (294,155)    (0.03)     21,348,352      2.24      21,054,197      2.21
April 30, 1998....    146,182     0.02      (326,512)    (0.03)     25,944,182      2.73      25,617,670      2.70
July 31, 1998.....  2,658,231     0.28     2,148,071      0.23       5,682,751      0.60       7,830,822      0.83
October 31, 1998..    207,822     0.02      (255,194)    (0.03)    (17,814,957)    (1.87)    (18,070,151)    (1.90)
January 31, 1999..   (102,909)   (0.01)     (628,555)    (0.07)     22,888,424      2.47      22,259,869      2.40
April 30, 1999....    194,353     0.02      (289,898)    (0.03)     (2,892,195)    (0.33)     (3,182,093)    (0.36)
July 31, 1999.....  2,483,951     0.29     2,020,175      0.23      (3,929,497)    (0.46)     (1,909,322)    (0.22)
October 31, 1999..     59,189     0.01      (392,546)    (0.05)       (373,073)    (0.04)       (765,619)    (0.09)
January 31, 2000..    203,844     0.02      (288,563)    (0.03)     39,792,076      4.76      39,503,513      4.73

[LOGO]

The Italy Fund Inc.
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 19, 1999, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

  1. The election of Paul Hardin and George M.Pavia as Directors of the Fund for a three-year period;and

  2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

The results of the vote on Proposal 1 were as follows:

                                 Shares                      % of Shares
Directors*                      Votes For                     Voted For
--------------------------------------------------------------------------------
Paul Hardin                   5,643,266.098                    96.86%
George M. Pavia               5,634,551.882                    96.71
--------------------------------------------------------------------------------
* The following Directors,representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Mario d'Urso and Heath B. McLendon.

The results of the vote on Proposal 2 were as follows:

 Shares            % of           Shares          % of        Shares           % of
Votes For      Shares Voted    Against   Shares Voted   Abstained   Shares Abstained
-----------------------------------------------------------------------------------------
5,727,852.975     98.31%       77,983.764         1.34%     20,458.493         0.35%
-----------------------------------------------------------------------------------------

[LOGO]

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as dividend-paying agent under the Plan,unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is,in "street name"),may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution,participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market,on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants'accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

[LOGO]

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will,however,bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date,a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                                   ----------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that from time to time the Fund may purchase shares of its common stock in the open market.

[LOGO]

The Italy Fund Inc.
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND                  OFFICERS
ADMINISTRATOR
                                        Heath B. McLendon
SSB Citi Fund Management LLC            Chairman
388 Greenwich Street
New York, New York 10013                Mario d'Urso
                                        President

ADVISORY BOARD                          Lewis E. Daidone
                                        Senior Vice President and Treasurer
Pierre Henchoz
Dott. Pietro Manes                      Rein W. van der Does
                                        Vice President and Investment Officer

DIRECTORS                               Irving P. David
                                        Controller
Paolo M. Cucchi
Dr. Paul R. Hardin                      Christina T. Sydor
Heath B. McLendon                       Secretary
George M. Pavia
Mario d'Urso
James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------

Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments,the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

--------------------------------------------------------------------------------

                              The Italy Fund Inc.

                             388 Greenwich Street
                            New York,New York 10013
                                (212) 816-6082
                                 FD01090 3/00